UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 28, 2007
The Hillman Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13293 (Commission File No.)	23-2874736 (I.R.S. Employer Identification No.)
Registrant’s telephone number, including area code: (513) 851-4900
Not Applicable
(Former name or former address,
if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
Explanatory Note
This Current Report on Form 8-K/A amends and supplements Items 9.01(a) and 9.01(b) of the Current Report on Form 8-K filed by The Hillman Companies, Inc. (the “Company”) on December 28, 2007, to include financial information of All Points Industries, Inc. acquired by the Company pursuant to a Stock Purchase Agreement on December 28, 2007.
(a) Financial Statements of Business Acquired.
The audited financial statements of All Points Industries, Inc. as of December 31, 2006 and December 31, 2005 are filed as Exhibit 99.1 to this amended Current Report on Form 8-K and are incorporated in their entirety into this item by reference. The unaudited financial statements of All Points Industries, Inc. as of September 30, 2007 and September 30, 2006 are furnished as Exhibit 99.2 to this amended Current Report on Form 8-K and are incorporated in their entirety into this item by reference.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined financial statements, which includes the unaudited pro forma condensed combined balance sheet as of September 30, 2007, and the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2007 and for the year ended December 31, 2006 are furnished as Exhibit 99.3 to this amended Current Report on Form 8-K and are incorporated in their entirety into this item by reference.
(c) Exhibits

EXHIBIT
NUMBER	DESCRIPTION

23.1	Consent of Causey Demgen & Moore Inc., filed herewith.

99.1	Audited Balance Sheet of All Points Industries, Inc. as of December 31, 2006 and December 31, 2005, and the related Income Statement, Statement of Stockholders’ Equity and Statement of Cash Flows for the fiscal years ended December 31, 2006 and December 31, 2005.

99.2	Unaudited Condensed Balance Sheet of All Points Industries, Inc. as of September 30, 2007 and September 30, 2006, and the related Condensed Statements of Operations and Condensed Statement of Cash Flows for the nine months ended September 30, 2007 and September 30, 2006.

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2007 and Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2008	THE HILLMAN COMPANIES, INC.
/s/ James P. Waters
James P. Waters
Chief Financial Officer

EXHIBIT LIST

EXHIBIT
NUMBER	DESCRIPTION

23.1	Consent of Causey Demgen & Moore Inc., filed herewith.

99.1	Audited Balance Sheet of All Points Industries, Inc. as of December 31, 2006 and December 31, 2005, and the related Income Statement, Statement of Stockholders’ Equity and Statement of Cash Flows for the fiscal years ended December 31, 2006 and December 31, 2005.

99.2	Unaudited Condensed Balance Sheet of All Points Industries, Inc. as of September 30, 2007 and September 30, 2006, and the related Condensed Statements of Operations and Condensed Statement of Cash Flows for the nine months ended September 30, 2007 and September 30, 2006.

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2007 and Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2007.